Exhibit 10.114

FIRST AMENDMENT

FIRST AMENDMENT, dated as of June 28, 2010 (collectively with each of the Acknowledgement and Consents hereto (which are incorporated by reference herein), the “Amendment”), to the Amended and Restated Credit Agreement, dated as of December 16, 2009 (as modified prior to the date hereof, the “Existing Credit Agreement”), among Navistar Financial Corporation (the “Company” or “US Borrower”), a Delaware corporation, Navistar Financial, S.A. de C.V., Sociedad Financiera de Objeto Multiple, Entidad No Regulada (the “Mexican Borrower”, and together with the US Borrower, the “Borrowers”), a Mexican corporation, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent.

W I T N E S S E T H

WHEREAS, pursuant to the Existing Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the US Borrower;

WHEREAS, the US Borrower is considering filing a Form 15 with the Securities and Exchange Commission certifying that it will no longer file reports under Sections 13 and 15(d) of the Securities Exchange Act of 1934; and

WHEREAS, as a result, the US Borrower would like to amend the reporting requirements contained in Sections 7.01(a)(i) and 7.01(a)(iii) of the Existing Credit Agreement;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement. As used in this Amendment “Credit Agreement” means the Existing Credit Agreement as amended by this Amendment.

Section 2. Amendment of the Existing Credit Agreement.

(a) Section 7.01(a)(i) is hereby amended by deleting it in its entirety and substituting therefor the following:

(a) (i) within 90 days after the end of each fiscal year of each of the Parent and the US Borrower, its audited consolidated statement of financial condition and related statements of consolidated income and retained earnings and consolidated cash flow as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by KPMG or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations and cash flow of the Parent and its consolidated Subsidiaries or the US Borrower and its consolidated Subsidiaries, as the case may be, on a consolidated basis in accordance with GAAP, and, in the case of the Parent and, to the extent that the US Borrower files reports under Sections 13 and 15(d) of the Securities Exchange Act of 1934, the US Borrower, its Form 10-K for such fiscal year in which such financial statements are included (and, if the US Borrower does not file such reports, a Management’s Discussion and Analysis of Financial Condition and Results of Operations and, upon the Administrative Agent’s reasonable request, any additional information and analysis required by the Administrative Agent to conduct its credit review of the US Borrower, in each case consistent in all material respects with what would have been included, based on the US Borrower’s past practices, in a Form 10-K for such fiscal year);

(b) Section 7.01(a)(iii) is hereby amended by deleting it in its entirety and substituting therefor the following:

(a) (iii) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of each of the Parent and the US Borrower, its consolidated statement of financial condition and related statements of consolidated income and retained earnings and consolidated cash flow as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the statement of financial condition, as of the end of) the previous fiscal year, all certified by one of its Responsible Officers as presenting fairly in all material respects the financial condition and results of operations and cash flow of the Parent and its consolidated Subsidiaries or the US Borrower and its consolidated Subsidiaries, as the case may be, on a consolidated basis in accordance with GAAP, consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, and, in the case of the Parent and, to the extent that the US Borrower files reports under Sections 13 and 15(d) of the Securities Exchange Act of 1934, the US Borrower, its Form 10-Q for such fiscal quarter in which such financial statements are included (and, if the US Borrower does not file such reports, a Management’s Discussion and Analysis of Financial Condition and Results of Operations, any footnotes to the financial statements and, upon the Administrative Agent’s reasonable request, any additional information and analysis required by the Administrative Agent to conduct its credit review of the US Borrower, in each case consistent in all material respects with what would have been included, based on the US Borrower’s past practices, in a Form 10-Q for such fiscal year);

Section 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which all of the following conditions precedent have been satisfied or waived:

(a) The Administrative Agent shall have received a counterpart of (i) this Amendment, executed and delivered by a duly authorized officer of each of the Borrowers and (ii) an executed Acknowledgement and Consent, in the form attached hereto as Annex I or Annex II, as the case may be, from each of the Parent, International, the Mexican Borrower, the US Borrower and the Required Lenders.

(b) The Administrative Agent shall have received all fees and other amounts earned, due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the US Borrower hereunder.

Section 4. Effect on the Loan Documents.

(a) Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

(c) The Borrowers and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

Section 5. Expenses. The US Borrower agrees to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, in each case to the extent required by Section 12.03(a) of the Credit Agreement.

Section 6. Representations and Warranties. The US Borrower hereby represents and warrants that all representations and warranties of the Borrowers, the Parent and International contained in the Credit Agreement or in the other Loan Documents in effect shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date.

Section 7. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 12.12 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

Section 8. Amendments; Execution in Counterparts.

(a) This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed or consented to by the Borrowers, the Administrative Agent and the Required Lenders.

(b) The execution and delivery of an Acknowledgement and Consent with respect to this Amendment by any Lender shall be binding upon each of its successors and assigns (including Assignees) and binding in respect of all of its Revolving Commitments and Loans, including any Revolving Commitments or Loans acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

(c) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by means of facsimile or other electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

NAVISTAR FINANCIAL CORPORATION

By:	/s/ William V. McMenamin
Name:	William V. McMenamin
Title:	V.P., CFO & Treasurer

[Signature Page to First Amendment]

NAVISTAR FINANCIAL, S.A. DE C.V., SOCIEDAD FINANCIERA DE OBJETO MULTIPLE, ENTIDAD NO REGULADA

By:	/s/ Jose Reyeros
Name:	Jose Reyeros
Title:	CFO

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Richard W. Duker
Name:	Richard W. Duker
Title:	Managing Director

[Signature Page to First Amendment]

ANNEX I

ACKNOWLEDGEMENT AND CONSENT

Each of the parties hereto hereby acknowledges and consents to the First Amendment, dated as of June 28, 2010 (the “Amendment”; capitalized terms used herein, but not defined, shall have the meanings set forth in the Amendment), to the Credit Agreement, dated as of December 16, 2009, among Navistar Financial Corporation, a Delaware corporation, Navistar Financial, S.A. de C.V., Sociedad Financiera de Objeto Multiple, Entidad No Regulada, a Mexican corporation, the Lenders party thereto, JPMorgan Chase Bank N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, and agrees with respect to each Loan Document to which it is a party and to the extent applicable:

(a) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment; and

(b) all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees, if any, in the Loan Documents.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

NAVISTAR INTERNATIONAL CORPORATION

By:	/s/ Jim Moran
Name:	Jim Moran
Title:	Vice President and Treasurer

[ACKNOWLEDGEMENT AND CONSENT]

NAVISTAR, INC.

By:	/s/ Jim Moran
Name:	Jim Moran
Title:	Vice President and Treasurer

[Signature Page to Acknowledgement]

NAVISTAR FINANCIAL CORPORATION

By:	/s/ William V. McMenamin
Name:	William V. McMenamin
Title:	V.P., CFO & Treasurer

[ACKNOWLEDGEMENT AND CONSENT]

NAVISTAR FINANCIAL, S.A. DE C.V., SOCIEDAD FINANCIERA DE OBJETO MULTIPLE, ENTIDAD NO REGULADA

By:	/s/ Jose Reyeros
Name:	Jose Reyeros
Title:	CFO

By:	/s/ Jose A. Chacon
Name:	Jose A. Chacon
Title:	Executive President

[Signature Page to Acknowledgement]

ANNEX II

ACKNOWLEDGEMENT AND CONSENT

Each of the parties hereto hereby acknowledges and consents to the First Amendment, dated as of June 28, 2010 (the “Amendment”; capitalized terms used herein, but not defined, shall have the meanings set forth in the Amendment), to the Credit Agreement, dated as of December 16, 2009, among Navistar Financial Corporation, a Delaware corporation, Navistar Financial, S.A. de C.V., Sociedad Financiera de Objeto Multiple, Entidad No Regulada, a Mexican corporation, the Lenders party thereto, JPMorgan Chase Bank N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, and agrees with respect to each Loan Document to which it is a party and to the extent applicable: all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment; and

The undersigned Lender hereby agrees to all of the terms and conditions of the Amendment.

Very truly yours,

JPMorgan Chase Bank, N.A.
(NAME OF LENDER)

By:	/s/ Richard W. Duker
Name:	Richard W. Duker
Title:	Managing Director

Dated as of June 28, 2010

[Signature Page to Acknowledgement]

ANNEX II

ACKNOWLEDGEMENT AND CONSENT

Each of the parties hereto hereby acknowledges and consents to the First Amendment, dated as of June 28, 2010 (the “Amendment”; capitalized terms used herein, but not defined, shall have the meanings set forth in the Amendment), to the Credit Agreement, dated as of December 16, 2009, among Navistar Financial Corporation, a Delaware corporation, Navistar Financial, S.A. de C.V., Sociedad Financiera de Objeto Multiple, Entidad No Regulada, a Mexican corporation, the Lenders party thereto, JPMorgan Chase Bank N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, and agrees with respect to each Loan Document to which it is a party and to the extent applicable: all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment; and

The undersigned Lender hereby agrees to all of the terms and conditions of the Amendment.

Very truly yours,

Bank of America, N.A.

By:	/s/ Chas McDonell
Name:	Chas McDonell
Title:	SVP

Dated as of June 28, 2010

[Signature Page to Acknowledgement]

ANNEX II

ACKNOWLEDGEMENT AND CONSENT

Each of the parties hereto hereby acknowledges and consents to the First Amendment, dated as of June 28, 2010 (the “Amendment”; capitalized terms used herein, but not defined, shall have the meanings set forth in the Amendment), to the Credit Agreement, dated as of December 16, 2009, among Navistar Financial Corporation, a Delaware corporation, Navistar Financial, S.A. de C.V., Sociedad Financiera de Objeto Multiple, Entidad No Regulada, a Mexican corporation, the Lenders party thereto, JPMorgan Chase Bank N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, and agrees with respect to each Loan Document to which it is a party and to the extent applicable: all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment; and

The undersigned Lender hereby agrees to all of the terms and conditions of the Amendment.

Very truly yours,

Banco Nacional de Mexico, S.A., Integrante del Grupo Financiero Banamex

By:	/s/ Federico Delgado Pastor Surrell
Name:	Federico Delgado Pastor Surrell
Title:	Attorney in Fact

By:	/s/ Enrique Fernando Espinosa Teja
Name:	Enrique Fernando Espinosa Teja
Title:	Attorney in Fact

Dated as of June 28, 2010

[Signature Page to Acknowledgement]

ANNEX II

ACKNOWLEDGEMENT AND CONSENT

Each of the parties hereto hereby acknowledges and consents to the First Amendment, dated as of June 28, 2010 (the “Amendment”; capitalized terms used herein, but not defined, shall have the meanings set forth in the Amendment), to the Credit Agreement, dated as of December 16, 2009, among Navistar Financial Corporation, a Delaware corporation, Navistar Financial, S.A. de C.V., Sociedad Financiera de Objeto Multiple, Entidad No Regulada, a Mexican corporation, the Lenders party thereto, JPMorgan Chase Bank N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, and agrees with respect to each Loan Document to which it is a party and to the extent applicable: all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment; and

The undersigned Lender hereby agrees to all of the terms and conditions of the Amendment.

Very truly yours,

Citibank, N.A.

By:	/s/ Janice D’Arco
Name:	Janice D’Arco
Title:	Director

Dated as of June 28, 2010

[Signature Page to Acknowledgement]

ANNEX II

ACKNOWLEDGEMENT AND CONSENT

Each of the parties hereto hereby acknowledges and consents to the First Amendment, dated as of June 28, 2010 (the “Amendment”; capitalized terms used herein, but not defined, shall have the meanings set forth in the Amendment), to the Credit Agreement, dated as of December 16, 2009, among Navistar Financial Corporation, a Delaware corporation, Navistar Financial, S.A. de C.V., Sociedad Financiera de Objeto Multiple, Entidad No Regulada, a Mexican corporation, the Lenders party thereto, JPMorgan Chase Bank N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, and agrees with respect to each Loan Document to which it is a party and to the extent applicable: all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment; and

The undersigned Lender hereby agrees to all of the terms and conditions of the Amendment.

Very truly yours,

Comerica Bank

By:	/s/ Brandon Welling
Name:	Brandon Welling
Title:	Assistant Vice President

Dated as of June 28, 2010

[Signature Page to Acknowledgement]

ANNEX II

ACKNOWLEDGEMENT AND CONSENT

Each of the parties hereto hereby acknowledges and consents to the First Amendment, dated as of June 28, 2010 (the “Amendment”; capitalized terms used herein, but not defined, shall have the meanings set forth in the Amendment), to the Credit Agreement, dated as of December 16, 2009, among Navistar Financial Corporation, a Delaware corporation, Navistar Financial, S.A. de C.V., Sociedad Financiera de Objeto Multiple, Entidad No Regulada, a Mexican corporation, the Lenders party thereto, JPMorgan Chase Bank N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, and agrees with respect to each Loan Document to which it is a party and to the extent applicable: all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment; and

The undersigned Lender hereby agrees to all of the terms and conditions of the Amendment.

Very truly yours,

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Vice President

By:	/s/ Kathrin Marti
Name:	Kathrin Marti
Title:	Assistant Vice President

Dated as of June 28, 2010

[Signature Page to Acknowledgement]

ANNEX II

ACKNOWLEDGEMENT AND CONSENT

Each of the parties hereto hereby acknowledges and consents to the First Amendment, dated as of June 28, 2010 (the “Amendment”; capitalized terms used herein, but not defined, shall have the meanings set forth in the Amendment), to the Credit Agreement, dated as of December 16, 2009, among Navistar Financial Corporation, a Delaware corporation, Navistar Financial, S.A. de C.V., Sociedad Financiera de Objeto Multiple, Entidad No Regulada, a Mexican corporation, the Lenders party thereto, JPMorgan Chase Bank N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, and agrees with respect to each Loan Document to which it is a party and to the extent applicable: all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment; and

The undersigned Lender hereby agrees to all of the terms and conditions of the Amendment.

Very truly yours,

Deutsche Bank Trust Company Americas
(NAME OF LENDER)

By:	/s/ Carin Keegan
Name:	Carin Keegan
Title:	Director

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Vice President

Dated as of June 28, 2010

[Signature Page to Acknowledgement]

ANNEX II

ACKNOWLEDGEMENT AND CONSENT

Each of the parties hereto hereby acknowledges and consents to the First Amendment, dated as of June 28, 2010 (the “Amendment”; capitalized terms used herein, but not defined, shall have the meanings set forth in the Amendment), to the Credit Agreement, dated as of December 16, 2009, among Navistar Financial Corporation, a Delaware corporation, Navistar Financial, S.A. de C.V., Sociedad Financiera de Objeto Multiple, Entidad No Regulada, a Mexican corporation, the Lenders party thereto, JPMorgan Chase Bank N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, and agrees with respect to each Loan Document to which it is a party and to the extent applicable: all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment; and

The undersigned Lender hereby agrees to all of the terms and conditions of the Amendment.

Very truly yours,

Export Development Canada
(NAME OF LENDER)

By:	/s/ Matthew Devine
Name:	Matthew Devine
Title:	Asset Manager

By:	/s/ Laura Miller
Name:	Laura Miller
Title:	Asset Manager

Dated as of June 28, 2010

[Signature Page to Acknowledgement]

ANNEX II

ACKNOWLEDGEMENT AND CONSENT

Each of the parties hereto hereby acknowledges and consents to the First Amendment, dated as of June 28, 2010 (the “Amendment”; capitalized terms used herein, but not defined, shall have the meanings set forth in the Amendment), to the Credit Agreement, dated as of December 16, 2009, among Navistar Financial Corporation, a Delaware corporation, Navistar Financial, S.A. de C.V., Sociedad Financiera de Objeto Multiple, Entidad No Regulada, a Mexican corporation, the Lenders party thereto, JPMorgan Chase Bank N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, and agrees with respect to each Loan Document to which it is a party and to the extent applicable: all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment; and

The undersigned Lender hereby agrees to all of the terms and conditions of the Amendment.

Very truly yours,

GOLDMAN SACHS BANK USA

By:	/s/ John Makrinos
Name:	John Makrinos
Title:	Authorized Signatory

Dated as of June 28, 2010

[Signature Page to Acknowledgement]

ANNEX II

ACKNOWLEDGEMENT AND CONSENT

Each of the parties hereto hereby acknowledges and consents to the First Amendment, dated as of June 28, 2010 (the “Amendment”; capitalized terms used herein, but not defined, shall have the meanings set forth in the Amendment), to the Credit Agreement, dated as of December 16, 2009, among Navistar Financial Corporation, a Delaware corporation, Navistar Financial, S.A. de C.V., Sociedad Financiera de Objeto Multiple, Entidad No Regulada, a Mexican corporation, the Lenders party thereto, JPMorgan Chase Bank N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, and agrees with respect to each Loan Document to which it is a party and to the extent applicable: all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment; and

The undersigned Lender hereby agrees to all of the terms and conditions of the Amendment.

Very truly yours,

Greywolf CLO I, Ltd
By: Greywolf Capital Management LP, its Investment Manager
(NAME OF LENDER)

By:	/s/ William Troy
Name:	William Troy
Title:	Authorized Signatory

Dated as of June 28, 2010

[ACKNOWLEDGEMENT AND CONSENT]

ANNEX II

ACKNOWLEDGEMENT AND CONSENT

Each of the parties hereto hereby acknowledges and consents to the First Amendment, dated as of June 28, 2010 (the “Amendment”; capitalized terms used herein, but not defined, shall have the meanings set forth in the Amendment), to the Credit Agreement, dated as of December 16, 2009, among Navistar Financial Corporation, a Delaware corporation, Navistar Financial, S.A. de C.V., Sociedad Financiera de Objeto Multiple, Entidad No Regulada, a Mexican corporation, the Lenders party thereto, JPMorgan Chase Bank N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, and agrees with respect to each Loan Document to which it is a party and to the extent applicable: all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment; and

The undersigned Lender hereby agrees to all of the terms and conditions of the Amendment.

Very truly yours,

ROYAL BANK OF CANADA

By:	/s/ Meredith Majesty
Name:	Meredith Majesty
Title:	Authorized Signatory

Dated as of June 28, 2010

[Signature Page to Acknowledgement]

ANNEX II

ACKNOWLEDGEMENT AND CONSENT

Each of the parties hereto hereby acknowledges and consents to the First Amendment, dated as of June 28, 2010 (the “Amendment”; capitalized terms used herein, but not defined, shall have the meanings set forth in the Amendment), to the Credit Agreement, dated as of December 16, 2009, among Navistar Financial Corporation, a Delaware corporation, Navistar Financial, S.A. de C.V., Sociedad Financiera de Objeto Multiple, Entidad No Regulada, a Mexican corporation, the Lenders party thereto, JPMorgan Chase Bank N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, and agrees with respect to each Loan Document to which it is a party and to the extent applicable: all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment; and

The undersigned Lender hereby agrees to all of the terms and conditions of the Amendment.

Very truly yours,

THE BANK OF NOVA SCOTIA

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

Dated as of June 28, 2010

[Signature Page to Acknowledgement]

ANNEX II

ACKNOWLEDGEMENT AND CONSENT

Each of the parties hereto hereby acknowledges and consents to the First Amendment, dated as of June 28, 2010 (the “Amendment”; capitalized terms used herein, but not defined, shall have the meanings set forth in the Amendment), to the Credit Agreement, dated as of December 16, 2009, among Navistar Financial Corporation, a Delaware corporation, Navistar Financial, S.A. de C.V., Sociedad Financiera de Objeto Multiple, Entidad No Regulada, a Mexican corporation, the Lenders party thereto, JPMorgan Chase Bank N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, and agrees with respect to each Loan Document to which it is a party and to the extent applicable: all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment; and

The undersigned Lender hereby agrees to all of the terms and conditions of the Amendment.

Very truly yours,

UBS Loan Finance LLC

By:	/s/ Iria R. Otsa
Name:	Iria R. Otsa
Title:	Associate Director

By:	/s/ April Varner-Nanton
Name:	April Varner-Nanton
Title:	Director

Dated as of June 28, 2010

[Signature Page to Acknowledgement]